Exhibit 99.2

© 2024 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Fiscal First Quarter 2025 Earnings Presentation May 8, 2025 = © 2025 FARADAY FUTURE

© 2024 FARADAY FUTURE LEGAL DISCLAIMERS 2 Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Pr ivate Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “see ks, ” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements, which include statements regarding Faraday Future Intelligent Electric Inc.’s (the “Company’s”) “Bridge Strategy,” the Company’s growth strategy, fund rai sing activities and prospects, the development of markets in which the Company operates or seeks to operate, the production and delivery of the FF 91, the Faraday X(FX) brand, and future complianc e w ith Nasdaq listing requirements, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other imp ort ant factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. These f orward - looking statements speak only as of the date of this call, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking sta tement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to c ont inue as a going concern and improve its liquidity and financial position; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing require men ts; the Company’s ability to pay its outstanding obligations; the Company’s ability to raise necessary capital, including but not limited to the capital required to fund production of the FF 91 and the Bridge Strategy; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consoli dat ed financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estima tes of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future wa rrant claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s abi lit y to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of an y o f which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; insurance coverage; gener al economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actio ns may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, te rro rist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; the ability of the Company to attract and retain employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock pri ce. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10 - K filed with the Securities and Exchang e Commission (“SEC”) on March 31, 2025 , and other documents filed by the Company from time to time with the SEC. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall the re be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

© 2024 FARADAY FUTURE TABLE OF CONTENTS 3 1. 2025 Q1 Overview 2. Q1 Financial Highlights 3. Subsequent Events 4. 2025 Q2 and Full Year Outlook 5. Q&A 6. Appendix © 2024 FARADAY FUTURE Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, YT Jia

2025 Q1 OVERVIEW

Faraday Future Faraday X

Overall Highlights

- Q1 total net asset increased by $24.8 million, or 21.6% compared to year-end 2024
- Announced FX's First Class AI-MPV product strategy and FX Super One concept
- Officially enter East Coast market with the 1st FF 91 2.0 delivery in NYC
- Kicked off the U.S. Homologation and testing including ADAS (Advanced Driver-Assistance System) for FX Prototype Mules of Super One
- Ticker Symbol change to "FFAI“
- Established the Future AI Hybrid Extended-Range (AIHER) subsidiary
- Secured new $41 million in funding commitments, subject to closing conditions
- Jerry Wang appointed Global President of Faraday Future

S1 Vehicle Delivery

FF Client Base Expansion

- Two FF 91 2.0 Deliveries: California and New York

S2-S4 Product, Technology & AI

AI Product Planning and Software continuous enhancement

- **AI Hybrid Extended-Range System:** Product and technology planning
- **AI-Powered Vehicle Operation System:** Delivered the first internal development version utilizing AI Agent technology
- **Enhanced User Experience and Performance for FF 91:** Updated the FF 91 software to version 57

S5 Capital

Successful Financing and More Investor Interaction

- **Funding:** Received $20 million from the prior financing round and secured an additional $41 million in new funding, subject to certain closing conditions
- **Investor Event:** Hosted New York Investor Event for increasing stakeholder engagement and announced plans to open a New York Metro office

S6 Global Strategy

FX Development in Pipeline, Global Strategy Progress on Track

- The Middle East facility in Ras Al Khaimah Economic Zone (RAKEZ) ready for occupancy and the Middle East team will take it over soon

S7 Operations System Build-up

Focus on FX Strategy and AI, Enhanced Operation

- **AI Focused Event and Recruiting:** Hosted “FF Open AI Day”
- **Operation Efficiency and Compliance Improvement**

© 2025 FARADAY FUTURE

Notes: 1. ADAS: stands for Advanced Driver Assistance Systems. It refers to electronic systems in vehicles that use sensors, cameras, radar, and software to assist the driver and improve road safety
2. S: Denotes “Strategy” pillars (e.g., S1–S7 represent our core “Strategy” focus areas)

Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, YT Jia

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© 2024 FARADAY FUTURE 2025 Q1 FINANCIAL HIGHLIGHTS © 2024 FARADAY FUTURE 5 ̵ Revenue: Revenue was $0.3 million, driven by one new leased vehicle delivered in the period and the vehicles leased in the prior perio ds ̵ Net Loss from Operations: Net loss from operations was $43.8 million , largely in line with the $43.6 million reported in Q1 2024. Total operating expenses were $22.8 million , a slight decrease of $0.2 million compared to Q1 2024 ̵ Financing Cash Inflow: Financing activities generated $24.6 million in cash during Q1 2025, compared to $25.0 million in Q4 2024. This marks the third consecutive quarter in which financing cash inflows exceeded operating cash outflows , helping to support operations and reduce liquidity pressure ̵ Net Assets: Total net assets increased 21% to $139.8 million compared to year - end 2024 . The debt - to - asset ratio improved by approximately 700 basis points to 66%, primarily due to a $25.8 million reduction in outstanding notes payable ̵ Improved Financial Stability: Ongoing financing efforts and a strengthened capital structure have contributed to improved financial stability since the end of H1 2024 Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, YT Jia

Faraday Future Faraday X

SUBSEQUENT EVENTS

FX Development

A Clear Indication of Early Success of FX Strategy

- **FX 2B Preorder:** Received non-binding 1,000 B2B order from the East Coast for FX vehicles, and 300 non-binding pre-order from the West Coast
- **Progress of FX's Testing and Validation:** Now undertaking public road testing to enhance quality, performance, technology, and overall user experience. Continuing the U.S. homologation and testing including ADAS for FX Prototype Mules of Super One, and kicked off U.S. homologation and road-testing FX 6 prototype mules



Operations System Build-up

FF Enters Founder + Professional Manager Management Structure

- **YT Jia Appointed Co-CEO:** His new equity incentives follow "Stockholders First" approach, tied to market capitalization and stock price



Capital

Protect Interests of Stockholders

- Issued statement on potential illegal short selling and online infringement to protect interests of stockholders
- Zero Tolerance for knowingly false and misleading claims about the company. Some misleading content already removed or addressed

Manufacturing & Supply Chain

- **Supplier Relations**: Improved supplier relations and strengthened supply chain stability for win-win collaboration

Investor Interaction

Increased Co-creation events for more transparency

- **Hosted Exclusive FX Developer Co-Creation Program:** Featuring FX prototype mule test rides
- **Hosted FFAI Investor Community & FX Developer Co-Creation Day:** Received endorsements from California Politicians supporting FF's Global Automotive Bridge Strategy



Additional Events

- Participated in Jones Technology and Innovation Conference in Las Vegas
- Joined a business roundtable at the White House in Washington, D.C

Notes: ADAS: stands for Advanced Driver Assistance Systems. It refers to electronic systems in vehicles that use sensors, cameras, radar, and software to assist the driver and improve road safety

Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, YT Jia

© 2024 FARADAY FUTURE

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© 2024 FARADAY FUTURE 2025 Q2 and Full Year Outlook S1 Vehicle Delivery ̵ First FX Super One Product Launch by End of June • Superior product power at lower prices than the Escalade in the U.S. and the Alphard in China; Redefines s tandard price for premium business and family vehicles. A disruptor to Alphard in Asia and Escalade in US in the AI - EV Era • Target to achieve 10,000 paid pre - orders, including non - refundable and refundable deposits, all of which will be for non - binding reservations, placed before and within 48 hours of the launch event • B2C pre - order collection fully active following Super One product launch • FX Super One product launch to trigger official countdown to user deliveries • The Birth Year of the First Class AI - MPV and starting point of disruption in premium business and family vehicle segment ̵ Continues expansion of FX Super One’s B2B sales ̵ FX Super One GTM Phase I: Enter seven high - demand AIEV States in US including CA, NY, FL, TX, WA, NJ, and NV S2 - S3 Product, Technology & AI ̵ First FX vehicle roll off the line by end of the year ̵ Rear design rendering of the production version of the FX Super One Released ̵ Disruptive RAV4 - Class AIEV model planned for 2025 Q3 launch ̵ All in AI. Accelerate the development of AIHER system, AI cabin, and aiDriving platform © 2024 FARADAY FUTURE 7 S4 Supply Chain & M anufacture ̵ Hanford factory is preparing a flexible production line for FX units with an annual capacity of 30,000+ total units, including FF ̵ Light, Swift and Empowering model to drive high ROI R&D system; targeting equivalent product & supply chain capabilities at <25% of traditional OEM R&D cost S5 Capital ̵ Senior Executive team to Initiate Stock Purchase Program post earnings, subject to regulatory requirements and restrictions ̵ Prudent and disciplined equity expansion plan with minimal dilution; equity issuance only in direct support of business growth and value creation ̵ Ongoing counterattacks against potential Illegal short selling ̵ YT Jia's new equity compensation tied to the company's stock price performance or market capitalization improvement, helping promote stockholder alignment ̵ Launching global M&A to acquire strategic AI technology and mobility ecosystem companies, unlocking intrinsic capital value. ̵ Build a compliant financial system and enforce cost discipline to drive strategic focus S6 Global Strategy ̵ Aim to expedite the launch of FX production and product sales in UAE, strengthening the Middle East’s role S7 Operations System Build - up ̵ Accelerate Efforts to obtain Tariff exemptions and Incentives; navigate evolving global trade policies Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, YT Jia Notes: S: Denotes “Strategy” pillars (e.g., S1 – S7 represent our core “Strategy” focus areas)

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© 2024 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Appendix May 8, 2025 = © 2024 FARADAY FUTURE

© 2024 FARADAY FUTURE APPENDIX – Q1 2025 UNAUDITED CONSOLIDATED BALANCE SHEETS (In thousands) © 2024 FARADAY FUTURE 10 December 31, 2024 March 31, 2025 Assets $ 7,174 $ 9,493 Cash and restricted cash 27,486 27,124 Inventory, net 37,221 39,854 Deposits and other current assets 71,881 76,471 Total current assets 348,587 331,465 Property, plant and equipment, net 1,761 1,208 Operating lease right - of - use asset, net 3,171 1,440 Other non - current assets $ 425,400 $ 410,584 Total assets Liabilities and stockholders’ equity $ 71,414 $ 70,697 Accounts payable 56,754 61,492 Accrued expenses and other current liabilities 28,864 23,624 Warrant liabilities 23,252 22,368 Accrued interest 761 803 Other financing liabilities, current portion 2,128 1,364 Operating lease liabilities, current portion 9,534 8,430 Notes payable 192,707 188,778 Total current liabilities 38,698 40,489 Other financing liabilities, long term portion 14 10 Operating lease liabilities, less current portion 48,018 23,367 Notes payable, less current portion and other liabilities 29,709 17,057 Derivative call options 1,287 1,075 Other liabilities 310,433 270,776 Total liabilities Stockholders' equity 6 8 Class A Common Stock, 0.0001 par value — — Class B Common Stock, 0.0001 par value — — Preferred Stock, 0.0001 par value 4,421,563 4,456,374 Additional paid - in capital 7,744 8,050 Accumulated other comprehensive income (4,314,346) (4,324,624) Accumulated deficit 114,967 139,808 Total stockholders' equity $ 425,400 $ 410,584 Total liabilities and stockholders’ equity

© 2024 FARADAY FUTURE © 2024 FARADAY FUTURE 11 Three Months Ended March 31, 2024 Three Months Ended March 31, 2025 $ 2 $ 316 Revenue 20,687 21,381 Cost of revenue (20,685) (21,065) Gross profit Operating expenses 6,688 6,419 Research and development 2,474 2,629 Sales and marketing 13,848 13,674 General and administrative — — Settlement on accrued research and development expenses (87) 44 Other operating expenses 22,923 22,766 Total operating expenses (43,608) (43,831) Loss from operations 27,878 51,181 Change in fair value of notes payable, warrant liabilities, and derivative call options (25,698) (17,100) Loss on settlement of notes payable (7,319) (2,302) Interest expense 530 1,784 Other expense, net (48,217) (10,268) Loss before income taxes — (10) Income tax provision $ (48,217) $ (10,278) Net loss APPENDIX – Q1 2025 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In thousands)

© 2024 FARADAY FUTURE APPENDIX – Q1 2025 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS(1/2) © 2024 FARADAY FUTURE 12 March 31, 2024 March 31, 2025 Cash flows from operating activities $ (48,217) $ (10,278) Net loss Adjustments to reconcile net loss to net cash used in operating activities: 17,728 17,527 Depreciation and amortization expense 749 553 Amortization of operating lease right - of - use assets and intangible assets — 814 Non - cash interest expense (87) 44 Loss on disposal of property, plant, and equipment 542 301 Stock - based compensation 11,403 15,920 Loss on settlement of notes payable 14,295 1,180 Loss on settlement of related party notes payable (518) — Loss on forgiveness of accounts payable and deposits, net — (295) HSL s.l.r. settlement adjustment (2,105) — Gain on foreign exchange (27,885) (51,458) Change in fair value of notes payable, warrant liabilities, and derivative call options 7 277 Change in fair value of related party notes payable and related party warrant liabilities Changes in operating assets and liabilities: — (664) Accounts receivables 5,955 (2,823) Deposits 4,804 362 Inventory (1,808) 2,515 Other current and non - current assets 3,559 (651) Accounts payable 1,749 6,945 Accrued expenses and other current and non - current liabilities — 139 Related party accrued expenses and other current and non - current liabilities 5,114 — Accrued interest expense — — Accrued related party interest expense 751 — Financial obligations on lease back transaction (755) (703) Operating lease liabilities $ (14,719) $ (20,295) Net cash used in operating activities (In thousands)

© 2024 FARADAY FUTURE APPENDIX – Q1 2025 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS(2/2) © 2024 FARADAY FUTURE 13 March 31, 2024 March 31, 2025 Cash flows from investing activities 87 — Proceeds from the sale of equipment (99) (1,568) Payments for property and equipment (12) (1,568) Net cash used in investing activities Cash flows from financing activities 9,038 22,000 Proceeds from notes payable, net of original issuance discount — (309) Payments of notes payable (25) (99) Payments of notes payable issuance costs 3,000 1,876 Proceeds from related party notes payable — — Capital contributions — 1,133 Proceeds from lease back transaction — — Payments of finance lease obligations — — Proceeds from exercise of stock options — — Proceeds from exercise of warrants — — Proceeds from issuance of Class A Common Stock 12,013 24,601 Net cash provided by financing activities (2) (419) Effect of exchange rate changes on cash and restricted cash (2,720) 2,319 Net (decrease) increase in cash and restricted cash 1,898 7,144 Cash 2,127 30 Restricted cash 4,025 7,174 Cash and restricted cash, beginning of period $ 1,305 $ 9,493 Cash and restricted cash, end of period (In thousands)

© 2024 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Q & A May 8, 2025 = © 2024 FARADAY FUTURE

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